AA 648-1

This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 1

LOGO
Principal                Principal Life Insurance Company                                 Guaranteed/Simplified Issue
 Financial               P.O. Box 10431                                                   Life Insurance
 Group                   Des Moines, IA 50306-0431                                        Application


Note: Complete Part A for Guaranteed Issue.  Complete Part A and B for Simplified Issue.

PART A
1. PERSONAL INFORMATION ABOUT THE PROPOSED INSURED
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Name (First, Middle, Last)                                   Sex                         Date of Birth

                                                                 Male         Female          /         /
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                                                            -----------------------------------------------------------------
Street Address                                               Social Security Number      Birthplace (State, or Country if not U.S.)

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                                                            -----------------------------------------------------------------
City, State, Zip Code                                        Driver's License Number                        State Issued

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Home Phone Number                                            Occupation
(        )
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Work Phone Number                                            Workplace Zip Code
(        )
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2. BASIC COVERAGE APPLIED FOR
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Product                                                      Policy Planned Premium $
          ------------------------------------------------                                 ----------------------------------
Face Amount (excluding riders)                               Premium Frequency: (choose one)
     $                                                           Annual     Semi Annual        Quarterly      Single Pay
        --------------------------------------------------
Death Benefit Option if applicable:                              EFT (complete EFT form + attach sample check)
         Option 1: Level Face Amount                         List Bill Number
                                                                               ----------------------------------------------
         Option 2: Face + Accumulated/Policy Value               Annual      Semi Annual       Quarterly      Monthly
         Option 3: Face + Premiums Paid Less                 Unscheduled Premium $
                                                                                        -------------------------------------
         Partial Surrenders
3. BENEFITS/RIDERS (Some riders are not available with all products)
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     Accounting Benefit
                                                                 ------------------------------------------------------------
     Alternate Cash Surrender Value
                                                                 ------------------------------------------------------------
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     Change of Insured
                                                                 ------------------------------------------------------------
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     Salary Increase - Amount $
                                    -----------------------      ------------------------------------------------------------
4. BENEFICIARY INFORMATION
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Primary Beneficiary                                            Relationship to Proposed Insured

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Contingent Beneficiary                                         Relationship to Proposed Insured

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



AA 648-1
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 2
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 Proposed Insured Name
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5. OWNERSHIP INFORMATION
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Owner Name (If trust, provide name of trust*)                  Relationship to Proposed Insured

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Address                                                        Taxpayer Identification Number

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City, State, Zip Code                                          Date of Birth (If trust, provide date of trust*)

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Joint Owner Name                                               Relationship to Proposed Insured

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Address                                                        Taxpayer Identification Number

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City, State, Zip Code                                          Date of Birth

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Contingent Owner Name                                          Relationship to Proposed Insured

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* Submit copy of trust with this application.
6. OTHER INSURANCE
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(a)   Is there other life insurance or annuities in force or applied for?............................. Yes No (If yes, list all other life insurance or annuities in force or currently being applied for, even if sold, assigned,
      or viaticated.)
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    Insured's Name           Company           Amount         Policy      Check if    Year           Primary Purpose
                                                              Number       Pending   Issued
------------------------                                                                      -------------------------------
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                                            $
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                                            $
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                                            $
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                                            $
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(b)   If coverage is pending, will all pending coverage be accepted?..................................       Yes         No
      If no,
      explain.
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7. REPLACEMENT
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(a)   Will the insurance applied for with this application replace or affect any of the Owner's              Yes         No
      other life or annuity contracts (including pending coverage provided with a binding receipt)?.......................................................................................
      If yes, list company name(s) and policy number(s) and provide necessary forms:

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(b)   Is this an Internal Revenue Code section 1035 exchange?.........................................       Yes         No
8. ACTIVELY AT WORK
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(a)   Are you actively at work full time (30 hours or more per week) at your usual place of                  Yes         No
      business on the date this application is signed?...............................................
      If no, please explain
                             -----------------------------------------------------------------------------------------------
(b)   Have you missed 5 or more consecutive days in the past 90 days because of                              Yes         No
      medical reasons such as illness or injury?.....................................................
      If yes, please explain
                              ----------------------------------------------------------------------------------------------
9. TOBACCO USE
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Within the past 12 months, have you used cigarettes, cigars, pipe, chewing tobacco, snuff, nicotine          Yes         No
gum/patch or other products containing nicotine?.....................................................
If yes, provide details
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



AA 648-1
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 3
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 Proposed Insured Name
                              ---------------------------------------------------------------------------------------------
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           IF SIMPLIFIED ISSUE, COMPLETE PART B AND PROCEED TO PART C
              IF GUARANTEED ISSUE, STOP HERE AND PROCEED TO PART C
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PART B
MEDICAL HISTORY/HEALTH HABITS (Provide details to yes answers, questions 1-6 below)
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1.   In the last ten years, have you had, been treated for or been diagnosed as having: Yes No a. chest pain, heart attack, stroke, or any other disease or disorder of the heart or blood
          vessels?....................................................................................       Yes         No
     b. cancer or a tumor, cyst or growth?...........................................................        Yes         No
     c. hepatitis, cirrhosis, or any other disease or disorder of the liver, pancreas or digestive
          tract?......................................................................................       Yes         No
     d.  emphysema or any other disease or disorder of the lungs or respiratory system?...............       Yes         No
     e.  diabetes, borderline diabetes, or any other disease or disorder of the glandular
         system?.....................................................................................        Yes         No
2. In the last ten years, have you had, been treated for or been diagnosed as having HIV
     (Human Immunodeficiency Virus) infection, positive HIV (Human Immunodeficiency Virus)
     test or AIDS (Acquired Immunodeficiency Syndrome)?...............................................       Yes         No
3.   In the last ten years, have you consulted a doctor, been hospitalized, or had any illness or
     injury not provided in response to a previous question?..........................................       Yes         No
4.   In the last five years, have you been charged with driving while intoxicated or reckless
     driving?.........................................................................................       Yes         No
5. Have you ever been advised to limit or discontinue the use of alcohol or drugs; or sought
     or received treatment because of your alcohol or drug use?.......................................       Yes         No

6.   Current Ht.           Wt.          Have you lost more than 10 lbs. in the last year?.............       Yes         No
                  ---------     -------
     If            lbs./kgs.  Indicate Reason
     yes,
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DETAILS TO QUESTIONS 1-6
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Question # Include dates, details, diagnosis, types, results of treatment, and physician seen.
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



AA 648-1
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 4

LOGO
Principal                Principal Life Insurance Company                                 Guaranteed/Simplified Issue
  Financial              P.O. Box 10431                                                   Life Insurance
  Group                  Des Moines, IA 50306-0431                                        Application

PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
 ---------------------------------------------------------------------------------------------------------------------------
 ("Company" means Principal Life Insurance Company)
 AGREEMENT
 Statements In Application: I represent that all statements in this application are true and complete to the best of my knowledge and belief and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

 When Policy Coverage Becomes Effective: I understand and agree that if a policy is issued as applied for with a premium deposit paid, policy coverage will become effective as of issuance. The Company agrees to pay any proceeds pursuant to policy terms subject to the acceptance of the proposed owner.
 I understand and agree that if a policy is issued as other than applied for or without a premium deposit (C.O.D.), then policy coverage is not effective and the Company shall incur no liability unless:
     1) A policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and
     2) At the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application, medical questionnaire, or amendment that becomes a part of this application; and
     3)   The  Acknowledgement of Delivery form is signed by me and the Proposed
          Insured (if different than me) and dated at delivery.

 If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy data pages.

 Limitation of Authority: I understand and agree that no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The
 Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

 If my employer is the owner and beneficiary on this application: I agree to allow my employer to purchase insurance on my life. I understand that my employer will have all present and future rights of ownership and will also be the beneficiary of the policy. There is no obligation, on my part, to pay the policy premiums. I acknowledge that as an employee, the employer has an insurable interest in my life. I understand and agree that my administrators, estate, heirs and assignees have no rights to any policy proceeds. I further authorize my employer to increase the amount of insurance on my life in the future without another consent from me and without further notice to me as long as I am employed by the employer. I consent to and authorize my employer or its successors to continue to be the owner and beneficiary of this policy(s) indefinitely including after the end of my employment by the employer.

 AUTHORIZATION
 I authorize any insurance (or reinsuring) company, consumer reporting agency, governmental agency, insurance agent, broker, licensed representative, or any other organization, institution or person having personal information
 (including physical, mental, drug or alcohol use history) regarding me, the named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company to conduct a telephone interview in connection with my application for insurance.

I understand and agree to sign any authorization that is required to authorize any doctor, hospital, clinic, health care provider, laboratory, pharmacy benefit manager or any other institution having personal information (including physical, mental, drug or alcohol use history) regarding the named proposed insured to provide the Company, its representatives or reinsurers any such data. I understand that if I refuse to sign an authorization to release my complete medical record, Principal Life may not be able to process my application for life insurance coverage. I authorize the Medical Information
 Bureau (MIB, Inc.) to furnish the above data to the Company or its reinsurers.

 I authorize the Company to release any such data to MIB, Inc. or as required by law. Notwithstanding any other provision in this form, the authorization to release data to the MIB, Inc. shall survive the termination of this form to the extent necessary to confirm, correct or update previously supplied data to the MIB, Inc. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

 I agree that this authorization shall be valid for 24 months from the date of this application. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization. I have received a copy of the "Notice of Insurance Information
 Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc.





AA 648-1
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 5
PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION (CONTINUED)
 ---------------------------------------------------------------------------------------------------------------------------
 C.O.D. or Advance Premium Paid:
      This application is C.O.D. and I have not been given any Conditional Receipt with this application.
      I have  paid $                                              as an advance premium with this application which is no less than
                    --------------------------------
      one month's advance premium and I have been given the Life Insurance
      Conditional Receipt. In return I have read, understand, and agree to its terms.


      I have submitted an Absolute Assignment form with this application and I have been given the Life Insurance 1035 Conditional Receipt. In return I have read, understand, and agree to its terms.

 Warning: It is a crime to provide false, misleading, or incomplete information to an insurance company for the purpose of defrauding the company or any other person. Penalties include imprisonment and/or fines and denial of insurance benefits.

 OWNER TAXPAYER IDENTIFICATION NUMBER CERTIFICATION: As proposed owner of this contract, I certify under penalties of perjury: (1) The taxpayer identification number shown on this application is correct, (2) I am not subject to IRS backup withholding, and (3) I am a U.S. person (which includes a U.S. resident alien).
 If subject to backup withholding complete W-9. If not a U.S. person complete
 W-8. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 Signatures - Please read all of the above Agreements, Authorizations, and
Certification before signing below.
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
  Signature of Proposed Insured (If age 15 or over)
  X
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
  Signature of Parent (If Proposed Insured is under age 18 and Parent has not signed as Owner)
  X
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------

  Signature of Owner(s), if other than Proposed Insured. If corporation, an officer other than the Proposed Insured must sign and include officer's title.
  If joint ownership or Trust, all joint owners/trustees must sign. If signing as a Trustee include `Trustee' as title.
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                                                                Title
  X
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
                                                                Title
  X
 ---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
                                                                Title
  X
 ---------------------------------------------------------------------------------------------------------------------------
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  Signed at:  City      State   Date             Signature of Licensed Agent/Broker/Representative     License Number
                                                 X
 ----------------------------------------------------------------------------------------------------- ---------------------
                                                                                                      ----------------------
  Cosignature by resident Licensed Agent/Broker/Representative, if                 Date                License Number
  applicable in your state
  X
 ---------------------------------------------------------------------------------------------------------------------------





AA 648-1
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 6

LOGO
Principal                Principal Life Insurance Company                                 Guaranteed/Simplified Issue
 Financial               P.O. Box 10431                                                   Life Insurance
 Group                   Des Moines, IA 50306-0431                                        Application

PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
 ---------------------------------------------------------------------------------------------------------------------------
 ("Company" means Principal Life Insurance Company)
 AGREEMENT
 Statements In Application: I represent that all statements in this application are true and complete to the best of my knowledge and belief and were correctly recorded before I signed my name below. I understand and agree that the statements in the application, including statements by the Proposed Insured in any medical questionnaire that becomes a part of this application, shall be the basis of any insurance issued. I also understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.

 When Policy Coverage Becomes Effective: I understand and agree that if a policy is issued as applied for with a premium deposit paid, policy coverage will become effective as of issuance. The Company agrees to pay any proceeds pursuant to policy terms subject to the acceptance of the proposed owner.
 I understand and agree that if a policy is issued as other than applied for or without a premium deposit (C.O.D.), then policy coverage is not effective and the Company shall incur no liability unless:

 1) A policy issued on this application has been physically delivered to and accepted by the owner and the first premium paid; and
 2) At the time of such delivery and payment, the person to be insured is actually in the state of health and insurability represented in this application, medical questionnaire, or amendment that becomes a part of this application; and
 3)  The  Acknowledgement  of  Delivery  form is signed  by me and the  Proposed
     Insured (if different than me) and dated at delivery.

 If these conditions are met, the policy is deemed effective on the Policy Date stated in the policy data pages.

 Limitation of Authority: I understand and agree that no agent, broker, licensed representative, telephone interviewer, or medical examiner has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The
 Company's right to truthful and complete answers to all questions on this application and on any medical questionnaire that becomes a part of this application may not be waived. No knowledge of any fact on the part of any agent, broker, licensed representative, telephone interviewer, medical examiner or other person shall be considered knowledge of the Company unless such fact is stated in the application.

 If my employer is the owner and beneficiary on this application: I agree to allow my employer to purchase insurance on my life. I understand that my employer will have all present and future rights of ownership and will also be the beneficiary of the policy. There is no obligation, on my part, to pay the policy premiums. I acknowledge that as an employee, the employer has an insurable interest in my life. I understand and agree that my administrators, estate, heirs and assignees have no rights to any policy proceeds. I further authorize my employer to increase the amount of insurance on my life in the future without another consent from me and without further notice to me as long as I am employed by the employer. I consent to and authorize my employer or its successors to continue to be the owner and beneficiary of this policy(s) indefinitely including after the end of my employment by the employer.

 AUTHORIZATION
 I authorize any insurance (or reinsuring) company, consumer reporting agency, governmental agency, insurance agent, broker, licensed representative, or any other organization, institution or person having personal information
 (including physical, mental, drug or alcohol use history) regarding me, the named proposed insured, to provide to the Company, its representatives or reinsurers, any such data. I authorize the Company to conduct a telephone interview in connection with my application for insurance.

 I understand and agree to sign any authorization that is required to authorize any doctor, hospital, clinic, health care provider, laboratory, pharmacy benefit manager or any other institution having personal information (including physical, mental, drug or alcohol use history) regarding the named proposed insured to provide the Company, its representatives or reinsurers any such data. I understand that if I refuse to sign an authorization to release my complete medical record, Principal Life may not be able to process my application for life insurance coverage. I authorize the Medical Information
 Bureau (MIB, Inc.) to furnish the above data to the Company or its reinsurers.

 I authorize the Company to release any such data to MIB, Inc. or as required by law. Notwithstanding any other provision in this form, the authorization to release data to the MIB, Inc. shall survive the termination of this form to the extent necessary to confirm, correct or update previously supplied data to the MIB, Inc. Data released may include results of my medical examination or tests requested by the Company. I understand that the data obtained by use of this authorization will be used by the Company to determine eligibility for insurance.

 I agree that this authorization shall be valid for 24 months from the date of this application. I may revoke this authorization for information not then obtained. Such revocation must be in writing. It will not be effective until received at the Company's Home Office. I agree a photocopy of this authorization is as valid as the original. I have received a copy of this authorization. I have received a copy of the "Notice of Insurance Information
 Practices," which includes notice required by any Fair Credit Reporting Act. It also describes MIB, Inc.
                                                            CLIENT COPY






AA 648-1
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 7
PART C - AGREEMENT/AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION (CONTINUED)
 ---------------------------------------------------------------------------------------------------------------------------
 C.O.D. or Advance Premium Paid:
      This application is C.O.D. and I have not been given any Conditional Receipt with this application.
      I have  paid $                                              as an advance premium with this application which is no less than
                    --------------------------------
      one month's advance premium and I have been given the Life Insurance
      Conditional Receipt. In return I have read, understand, and agree to its terms.


      I have submitted an Absolute Assignment form with this application and I have been given the Life Insurance 1035 Conditional Receipt. In return I have read, understand, and agree to its terms.

 Warning: It is a crime to provide false, misleading, or incomplete information to an insurance company for the purpose of defrauding the company or any other person. Penalties include imprisonment and/or fines and denial of insurance benefits.

 OWNER TAXPAYER IDENTIFICATION NUMBER CERTIFICATION: As proposed owner of this contract, I certify under penalties of perjury: (1) The taxpayer identification number shown on this application is correct, (2) I am not subject to IRS backup withholding, and (3) I am a U.S. person (which includes a U.S. resident alien).
 If subject to backup withholding complete W-9. If not a U.S. person complete
 W-8. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.




                                                            CLIENT COPY